                                                                    Exhibit 10.1

                         SALES TRADING PLAN AGREEMENT

WHEREAS,  SL Industries,  Inc., a New Jersey corporation (the "Company") desires to purchase,  from time to time,  certain shares (the "Shares") of common stock, par value $.20 per share (the "Common Stock"), of the Company.

WHEREAS,  the Company  desires to enter into this  agreement  for the purpose of establishing a trading plan to make  purchases of Shares in compliance  with all applicable laws, including,  but not limited to, Section 10(b) of the Securities
Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations promulgated thereunder,  including, but not limited to, Rule 10b5-1.  References herein to this "Agreement" refer to this agreement and specifically  include the trading plan described herein.

NOW,  IT IS  AGREED,  as of this  March  27,  2007  by the  Company  and  Mutual
Securities, Inc. (the "Broker") as follows:

SECTION 1.  TERMS OF PURCHASE.

(a)   The Company desires that the Broker effect  purchases of the Shares on its behalf in accordance with trading  requirements adopted by the Company and to be delivered in writing to the Broker by separate  letter (the "Initial
      Trading  Instructions").  The trading  requirements adopted by the Company are referred to herein as the "Program Period."

(b)   In  furtherance of Section 1(a) hereof,  the Company  directs the Broker to purchase,  in customary brokerage  transactions,  the Shares, for the
      Company's  account or accounts,  in the Broker's  sole  discretion as to execution and timing,  subject to the  condition  that as of the time of any purchase of Shares,  any  individual  employee of the Broker  making the Broker's investment  decisions on behalf of the Company shall not be in possession of or aware of material nonpublic  information relating to the  Company's  business,  operations  or  prospects or the value of the
      Common Stock ("Material Nonpublic Information").

(c)   Notwithstanding the foregoing, the Broker shall not purchase Shares at any time when the Broker,  in its sole discretion,  shall have determined that such purchase would violate applicable law, including, without limitation,
      Section  10(b) of the 1934 Act and the rules and  regulations  promulgated thereunder  and Section 5 of the  Securities  Act of 1933, as amended (the
      "1933 Act").

(d)   The  Company  agrees  that,  during  the  Program  Period,  it shall not exercise any  subsequent  influence  over how, when or whether to effect purchases  of the  Shares,  except  that  the  Company  may  amend  this
      Agreement  as set forth in  Section 3 hereof.  Each of the  Company  and the Broker  agrees that it will not discuss with the other the Company's business,  operations or prospects or any other information likely to be related to the value of the Shares or likely to  influence a decision to purchase the Shares.  Notwithstanding the preceding  sentence,  with the approval of counsel to the Broker,  the  Company  may  communicate  with
      Broker  personnel  who are not  responsible  for, and have no ability to influence,  the  execution  of  the  trading  plan  set  forth  in  this
      Agreement.

SECTION 2.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)   The Company represents, warrants and covenants to the Broker as follows:

      (i)   The Company is not, as of the date hereof, aware of or in possession of Material Nonpublic Information.

      (ii)  The Company will at all times, in connection with the performance of this Agreement, comply with all applicable laws, including,  without limitation, Section 16 of the 1934 Act and the rules and regulations promulgated thereunder.

      (iii) The Company  agrees to provide such  additional  information  and to
            execute  such   additional   documents  or  instruments  as  may  be
            reasonably   requested  by  the  Broker  in   connection   with  the
            performance  of  this  Agreement  and  to  confirm  compliance  with applicable law.

      (iv)  The Company's Board has approved this Agreement.

      (v)   This   Agreement   constitutes   the  legal,   valid  and  binding
            obligation  of the  Company  enforceable  against  the  Company in accordance with its terms,  except as the  enforceability  thereof
            may   be   limited   by   applicable    bankruptcy,    insolvency,
            reorganization,  fraudulent conveyance,  moratorium and other laws affecting  the  enforceability  of  creditors'  rights and general principles of equity, and as rights to indemnity  hereunder may be limited by applicable law.

(b) The Broker represents, warrants and covenants to the Company as follows:

      (i)   The Broker has  implemented  reasonable  policies and  procedures, taking into consideration the nature of the Broker's business,  to ensure  that  individuals  making  investment  decisions  will not violate  the laws  prohibiting  trading  on the basis of  Material
            Nonpublic  Information.  These  policies  and  procedures  include those that  restrict any purchase or sale, or causing any purchase or sale,  of any  security  as to which the  Broker  has  Material
            Nonpublic  Information,   as  well  as  those  that  prevent  such
            individuals  from  becoming  aware  of or in  possession  of  such
            Material Nonpublic Information.

      (ii)  In connection with all purchases of Shares, the Broker shall deliver to the Company by facsimile or  electronic  mail,  no later than the close of  business on the date such  transaction  is  effected,  all information relating to each share purchase.

      (iii) This Agreement  constitutes the legal,  valid and binding obligation of the Broker enforceable  against the Broker in accordance with its terms,  except  as the  enforceability  thereof  may be  limited  by
            applicable  bankruptcy,   insolvency,   reorganization,   fraudulent
            conveyance,  moratorium and other laws affecting the  enforceability of creditors' rights and general principles of equity, and as rights to indemnity hereunder may be limited by applicable law.

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SECTION  3.   AMENDMENTS.   This  Agreement   (including  the  Initial   Trading
Instructions) may not be amended by the parties hereto,  except as follows:  The parties hereto may amend the provisions of this Agreement (including the Initial
Trading Instructions),  provided that at the time of such amendment, the Company was not in  possession  of or  aware  of  Material  Nonpublic  Information.  Any modification  by the  Company  will be made in good  faith  and not as part of a scheme to evade the  prohibitions  of Rule  10b5-1.  The  amended  Agreement  or
Initial Trading Instructions, as the case may be, shall not take effect until 30 days after the  amendment  is  adopted.  During the 30 day  period  between  the adoption date of the amendment and the  effective  date of the  amendments,  the unmodified Agreement or Initial Trading  Instructions,  as the case may be, will remain in effect.

SECTION 4. TERMINATION. This Agreement shall terminate upon the earlier to occur of the following:

(a)   The close of business on March 30, 2008; or

(b)   The Broker  purchases  the maximum  number of Shares  allowable  under the
      Initial Trading  Instructions,  as may be amended as provided in Section 3 hereof; or

(c)   The Agreement is terminated  by either party  immediately  upon receipt of written notice to the other party; provided, however, that with respect to any  termination by the Company  pursuant to this Section 4(c) at the time of such  termination,  the  Company was not in  possession  of or aware of
      Material Nonpublic Information and such termination was made in good faith and not as part of a scheme to evade the prohibitions of Rule 10b5-1; or

(d)   Any purchase  effected pursuant to this Agreement that violates (or in the opinion  of counsel  to the  Company  or the Broker is likely to  violate)
      Section 16 of the 1934 Act, any other provision of the Federal  securities laws or regulations adopted by the U.S. Securities and Exchange Commission thereunder, or any other applicable Federal or State law or regulation; or

(e)   The Company materially breaches its obligations under this Agreement; or

(f)   The Company  enters into a contract that prevents or materially  restricts purchases by the Company under this Agreement.

SECTION 5.  INDEMNIFICATION  AND LIMITATION ON LIABILITY;  NO TAX, ACCOUNTING
OR LEGAL ADVICE.

(a)   The Company  agrees to indemnify  and hold  harmless the Broker (and its directors,  officers,  employees  and  affiliates)  from and against all claims, liabilities,  losses, damages and expenses (including reasonable attorneys'  fees and costs) arising out of or  attributable  to: (i) any material  breach  by  the  Company  of  this  Agreement  (including  the
      Company's  representations  and  warranties),  (ii) any violation by the
      Company of applicable  laws or regulations and (iii) any action taken by the  Broker  in good  faith  and  without  negligence  pursuant  to this
      Agreement.  This  indemnification  will survive the  termination of this
      Agreement.

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(b)   Notwithstanding  any other  provision  herein,  the  Broker  will not be liable to the Company for: (i) special, indirect,  punitive,  exemplary, or consequential  damages,  or incidental losses or damages of any kind, including  but not limited to lost profits,  lost  savings,  and loss of use of facility or equipment,  regardless of whether arising from breach of contract,  warranty, tort, strict liability or otherwise, and even if advised of the  possibility  of such losses or damages or if such losses or damages could have been reasonably  foreseen,  or (ii) any failure to perform or for any delay in  performance  that  results  from a cause or circumstance  that is beyond its reasonable  control,  including but not limited to failure  of  electronic  or  mechanical  equipment,  strikes, failure of common carrier or utility  systems,  severe  weather,  market disruptions or other causes commonly known as "acts of God."

(c)   The Company  acknowledges  and agrees that the Broker has not provided the
      Company  with any tax,  accounting  or legal  advice with  respect to this
      Agreement.

SECTION 6.  GOVERNING  LAW. This Agreement will be governed by, and construed in accordance  with,  the laws of the  State of New  York,  without  regard to such
State's conflict of laws rules.

SECTION 7. ENTIRE  AGREEMENT.  This Agreement  constitutes the entire  agreement between  the parties  hereto with  respect to the  subject  matter  hereof,  and supersedes any previous or contemporaneous agreements, understandings, proposals or promises with respect thereto, whether written or oral.

SECTION 8.  ASSIGNMENT.  This Agreement and each party's rights and  obligations hereunder may not be assigned or delegated without the written permission of the other  party and shall  inure to the  benefit  of each  party's  successors  and permitted assigns, whether by merger, consolidation or otherwise.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

SL INDUSTRIES, INC.

By: /s/ David R. Nuzzo
    --------------------------
Name:  David R. Nuzzo
Title: Vice President and
       Chief Financial Officer

MUTUAL SECURITIES, INC.

By: /s/ Mitchell C. Voss
    --------------------------
Name:  Mitchell C. Voss
Title: President

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